      As filed with the Securities and Exchange Commission on March 8, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08507

                              IRONWOOD SERIES TRUST
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          Warren J. Isabelle, President
                                    Suite 240
                             21 Custom House Street
                                Boston, MA 02109
                                 (800) 472-6114

                   Date of fiscal year end: DECEMBER 31, 2006

          Date of reporting period: JANUARY 1, 2006 - DECEMBER 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                 [IRONWOOD LOGO]

                              IRONWOOD SERIES TRUST
                              www.ironwoodfunds.com

                            -------------------------

                         IRONWOOD ISABELLE SMALL COMPANY
                                   STOCK FUND

                       Investment Shares Symbol: IZZYX
                       Institutional Shares Symbol: IZZIX

                                  Annual Report
                                December 31, 2006

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
TABLE OF CONTENTS

SHAREHOLDER LETTER .........................................................   1

PORTFOLIO OF INVESTMENTS ...................................................   7

STATEMENT OF ASSETS AND LIABILITIES ........................................  10

STATEMENT OF OPERATIONS ....................................................  11

STATEMENTS OF CHANGES IN NET ASSETS ........................................  12

FINANCIAL HIGHLIGHTS .......................................................  14

NOTES TO FINANCIAL STATEMENTS ..............................................  18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ....................  26

ADDITIONAL INFORMATION .....................................................  28

FUND TRUSTEE AND OFFICERS ..................................................  31

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND

SHAREHOLDER LETTER

To our Valued Shareholders:

No doubt you have heard the phrase "patience is a virtue" and just as likely found an exception to that paradigm that has had a personal impact. The fact is that many adages get to be so, because they are borne out the vast majority of the time. With that in mind, I am pleased to report that your Fund's Investment shares returned 23.68% for the year ended December 31, 2006, surpassing the 18.37% gain in the Russell 2000 Index by more than 5%.*

Refocusing the portfolio to have fewer holdings has been gradual and not without some interim difficulties, but has allowed us to concentrate our efforts on individual positions with increased intensity. We have said it before, and will repeat it again, as it cannot be overstated, that the success of the Fund's investments, we believe, is directly proportional to the level of understanding we can bring to each of its holdings. We have always enjoyed the analytical odyssey of searching for undervalued names, researching them as thoroughly as we are capable, and developing from those efforts an investment thesis that offers significant potential rewards to Fund shareholders over the longer term. The ART is in what we make of a given situation - we want to find anomalies where we can separate the actual risk from the commonly perceived risk. The SCIENCE is the leg work required to understand how a given firm creates economic value and then making a determination of how much of that value exists today and what can be created over our investment horizon. With the right `hunch' and subsequent conviction derived from our efforts, a solid portfolio of stocks, each offering significant upward potential, but with individually different characteristics of risk and reward, can be built.

Several years ago, for reasons that are unimportant now, we were pulled away from that focus and the intensity of our efforts was diluted among far too many portfolio holdings. Mind you, there are very good managers who have produced better than average results with portfolios that are diversified across a very large number of names, but that is not what we are good at. Thus, after some painful introspection we realized that we needed to act in a manner that better reflected our talents and skills, and began the refocusing process.

That process is on-going but I would suggest that we reached a point of equilibrium early last year, after paring the number of holdings to forty or so. While the small cap markets continued to perform well, despite repeated admonitions that the END WAS NEAR, we believe your portfolio provided the BANG FOR THE BUCK that its sharpened focus should provide. Moreover, that BANG came from a variety of sectors and industries, as you should expect from a diversified portfolio. Finally, as we have suggested in the past, we have been far less tolerant in allowing undue risk to develop within any of our holdings, and we will not rely unduly on the hope that the value to be realized is so compelling as to keep us there.

For all of these reasons, the portfolio has recently performed more to our expectations, but it has required patience. Our investments are purchased for long term appreciation, and there are periods where either market, or industry, or company-specific forces will adversely impact performance -for a time. If, however, we have done our homework sufficiently and correctly, as a very famous investor once said, "The value will out."

The year progressed in just such a fashion. The first quarter was particularly rewarding, as our investments in energy, basic materials, and health care all performed very well. But, just as quickly the second quarter saw fears that inventories were building across the industrial economy and energy and commodity prices had run their course, causing many of our earlier out performers to retreat to a significant degree. The second half of the year was somewhat more subdued, but your portfolio benefited immensely as it became clear that the sky was not falling on the basic materials sector, or the entire economy for that matter, and that interest rates would remain stable and near historic lows, which of course bodes well for security valuations. This scenario, we propose, instilled a much greater level of confidence among investors and management, which, aided by more than ample monetary liquidity, touched off a wave of merger and acquisition activity across the entire spectrum of market capitalizations.

We were gratified and offer as testimonial to the validity of our investment philosophy and process to see that a number of our holdings, as businesses, were considered attractive enough to warrant acquisition either by competitors, or private equity investment groups, several at very substantial premiums to both the current price and historical cost. ALERIS (ARS), formerly Commonwealth Aluminum, which we had held for several years, was acquired by Texas Pacific Group in December of last year for $52.50 per share, producing a gain of more than 61% for the year, and more than 900% over our average cost of $5.22 per share. BROADWING (BWNG), a telecommunications company which we have in the past discussed at length, was also effectively acquired last year by Level Three Communications and although the formal closing was January 4, 2007, the final price, $15.65 per share, represented a premium of about 159% over the 2005 year end closing price, and 284% above our average cost of $4.08. Further, SIRNA THERAPEUTICS (RNAI), a small biotech company with very promising technology in the field of short interference RNA, was bought by Merck for $13 per share. Again that merger was formally consummated on January 3rd of 2007, but represented a gain of 154% over average cost and 329% over the 2005 year end closing price. In fact your Fund benefited from no less than seven acquisitions, which in addition to the three aforementioned included WESTERN SILVER (WTZ) (+149% year; +290% cost), NAVIGANT INTERNATIONAL (FLYR) (+52% year; +49% cost), RUSSELL CORP. (RML) (+34% year; +35% cost), and DATASTREAM (DSTM) (+19% year; +50% cost). The combined impact of this activity on portfolio performance was obviously significant, but equally as important was the diversification in the source of those returns. Represented were basic materials, telecommunications, healthcare, consumer service, consumer non-durables, and technology.

Conversely, even as we made our share of missteps, we were again better at mitigating risk by eliminating poor performers quickly. For example we sold NEOPHARM (NASDAQ: NEOL), a small biotechnology company with a promising but ultimately unapprovable therapy for treating gliomas, a deadly form of brain cancer, when it became unclear to us that their phase III trial would produce results satisfactory for eventual drug approval. We sold our shares between $5 and $6 per share against a cost of about $8.40. The loss, while significant, pales in comparison to what would have been realized had we held on: NEOPHARM closed the year at $1.67.

In all we added fourteen new positions last year, with two, CHEROKEE INTERNATIONAL (NASDAQ: CHRK) and CHIQUITA BRANDS (NYSE: CQB), being names that we had held in the past. We sold, including those names involved in acquisition transactions, twenty-three positions.

Going into 2007 we are relatively comfortable with the composition of the portfolio, although because of the heightened acquisition activity, the number of holdings was reduced to just thirty-five by the end of the year. We are thus actively seeking some new investment candidates, but we will, as always, do so judiciously and deliberately, maintaining focus on, as well as sensitivity to, both valuation and risk.

Looking out, the economic environment seems to pose somewhat of a quandary. The general economy appears to be chugging along as ever, but the markets, although continuing their ascent, look to be somewhat extended. As such we must remain diligent in assessing and reassessing our positions in light of what might be rapidly changing circumstances. That said, we feel that your portfolio has a great deal of yet unrealized potential that is poised to manifest itself over the coming months. Some holdings are newer and will take time to mature, but we feel that there are a number of companies that we have been patient with that are positioned to perform well during this year.

We appreciate the patience and support of our shareholders, and we will continue to work diligently at producing the kind of result that such patience warrants.

Respectfully submitted,

/s/ Warren J. Isabelle
----------------------------
Warren J. Isabelle
Portfolio Manager

----------
* FUND PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. FOR ADDITIONAL PERFORMANCE INFORMATION AND RELATED DISCLOSURE PLEASE REFER TO THE PERFORMANCE CHART AND ANALYSIS SECTION ON PAGES 5 AND 6.

      INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER PRODUCT LINES, LIMITED FINANCIAL RESOURCES AND LESS DEPTH IN MANAGEMENT.

      THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2006 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
INVESTMENT CLASS

ILLUSTRATION OF $10,000 INVESTMENT

The graph below reflects the change in value of a hypothetical $10,000 investment in the Ironwood Isabelle Small Company Stock Fund (the "Fund") Investment Class compared with a broad-based securities market index since the Investment Class' inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.

[The following table was represented as a line chart in the printed material.]

                      IRONWOOD ISABELLE SMALL COMPANY STOCK

                             INVESTMENT VALUE REPORT

                     FUND INCEPTION (3/9/1998) TO 12/31/2006

                                    INVESTMENT     RUSSELL2000
                      DATE             LOAD           LOAD
                   ----------       ----------     -----------
                     3/9/1998         10,000         10,000
                    3/31/1998         10,000         10,431
                    6/30/1998          9,040          9,944
                    9/30/1998          6,110          7,941
                   12/31/1998          6,910          9,236
                    3/31/1999          6,690          8,735
                    6/30/1999          8,390         10,094
                    9/30/1999          8,250          9,455
                   12/31/1999         10,330         11,199
                    3/31/2000         11,880         11,993
                    6/30/2000         11,690         11,540
                    9/30/2000         12,050         11,667
                   12/31/2000         11,129         10,861
                    3/31/2001         11,794         10,155
                    6/30/2001         14,067         11,605
                    9/30/2001          9,972          9,193
                   12/31/2001         12,101         11,131
                    3/31/2002         13,699         11,575
                    6/30/2002         13,658         10,608
                    9/30/2002          9,829          8,338
                   12/31/2002          9,992          8,851
                    3/31/2003          8,426          8,454
                    6/30/2003         11,108         10,434
                    9/30/2003         11,999         11,381
                   12/31/2003         14,129         13,034
                    3/31/2004         14,866         13,850
                    6/30/2004         15,255         13,915
                    9/30/2004         14,303         13,517
                   12/31/2004         16,688         15,423
                    3/31/2005         15,767         14,599
                    6/30/2005         16,176         15,229
                    9/30/2005         17,251         15,944
                   12/31/2005         17,491         16,125
                    3/31/2006         20,913         18,373
                    6/30/2006         19,012         17,449
                    9/30/2006         19,220         17,526
                   12/31/2006         21,633         19,087

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 472-6114. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES HAVE BEEN WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
INSTITUTIONAL CLASS

ILLUSTRATION OF $10,000 INVESTMENT

The graph below reflects the change in value of a hypothetical $10,000 investment in the Ironwood Isabelle Small Company Stock Fund (the "Fund") Institutional Class compared with a broad-based securities market index since the Institutional Class' inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.

[The following table was represented as a line chart in the printed material.]

                      IRONWOOD ISABELLE SMALL COMPANY STOCK

                             INVESTMENT VALUE REPORT

                    FUND INCEPTION (3/27/1998) TO 12/31/2006

                                 INSTITUTIONAL    RUSSELL2000
                      DATE            LOAD           LOAD
                   ----------    -------------    -----------
                    3/27/1998        10,000         10,000
                    3/31/1998         9,970         10,074
                    6/30/1998         9,040          9,605
                    9/30/1998         6,120          7,670
                   12/31/1998         6,920          8,920
                    3/31/1999         6,690          8,437
                    6/30/1999         8,400          9,749
                    9/30/1999         8,270          9,132
                   12/31/1999        10,360         10,817
                    3/31/2000        11,920         11,583
                    6/30/2000        11,740         11,145
                    9/30/2000        12,100         11,268
                   12/31/2000        11,179         10,490
                    3/31/2001        11,854          9,807
                    6/30/2001        14,147         11,209
                    9/30/2001        10,042          8,879
                   12/31/2001        12,233         10,751
                    3/31/2002        13,850         11,179
                    6/30/2002        13,820         10,245
                    9/30/2002         9,950          8,053
                   12/31/2002        10,124          8,549
                    3/31/2003         8,548          8,165
                    6/30/2003        11,281         10,077
                    9/30/2003        12,182         10,992
                   12/31/2003        14,362         12,588
                    3/31/2004        15,130         13,376
                    6/30/2004        15,539         13,439
                    9/30/2004        14,577         13,055
                   12/31/2004        17,013         14,895
                    3/31/2005        16,092         14,100
                    6/30/2005        16,563         14,709
                    9/30/2005        17,679         15,399
                   12/31/2005        17,918         15,574
                    3/31/2006        21,457         17,744
                    6/30/2006        19,517         16,853
                    9/30/2006        19,748         16,927
                   12/31/2006        22,234         18,434

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 472-6114. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES HAVE BEEN WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                      MARKET
     SHARES   SECURITY                                                 VALUE
     ------   --------                                             ------------
              COMMON STOCK - 101.59%

              CAPITAL GOODS - 2.15%
     73,900   Williams Controls, Inc.+                             $  1,071,550
                                                                   ------------
              CONSUMER CYCLICALS - 12.68%
     58,600   4Kids Entertainment, Inc.+                              1,067,692
  1,239,700   Danka Business Systems plc, ADR+                        1,685,992
     84,000   Hooker Furniture Corp.                                  1,317,120
    186,300   Sunterra Corp.+                                         2,240,258
                                                                   ------------
                                                                      6,311,062
                                                                   ------------
              CONSUMER STAPLES - 2.91%
     90,700   Chiquita Brands International, Inc.                     1,448,479
                                                                   ------------
              ENERGY - 2.97%
    128,400   Petrohawk Energy Corp.+                                 1,476,600
                                                                   ------------
              FINANCIALS - 9.81%
     18,400   Arch Capital Group, Ltd.+                               1,244,024
     79,500   Eastern Insurance Holdings, Inc.+                       1,157,520
     27,400   Hanover Insurance Group, Inc.                           1,337,120
     74,200   USI Holdings Corp.+                                     1,139,712
                                                                   ------------
                                                                      4,878,376
                                                                   ------------
              HEALTH CARE - 15.34%
    265,801   ARIAD Pharmaceuticals, Inc.+                            1,366,218
    319,300   Durect Corp.+                                           1,417,692
    420,200   Novavax, Inc.+                                          1,722,820
    240,100   Sirna Therapeutics, Inc.+                               3,123,701
                                                                   ------------
                                                                      7,630,431
                                                                   ------------
              INDUSTRIALS - 3.06%
    330,500   Proliance International, Inc.+                          1,520,300
                                                                   ------------
              MATERIALS - 21.72%
     35,500   AM Castle & Co.                                           903,475
    129,700   Chemtura Corp.                                          1,249,011
    344,600   ICO, Inc.+                                              1,943,544
    116,000   Material Sciences Corp.+                                1,501,040
     78,200   Novagold Resources, Inc. +                              1,341,912
     75,900   Olin Corp.                                              1,253,868

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006 - (Continued)

                                                                      MARKET
     SHARES   SECURITY                                                 VALUE
     ------   --------                                             ------------
              MATERIALS - CONTINUED
    264,000   Omnova Solutions, Inc.+                              $  1,209,120
    187,300   PolyOne Corp.+                                          1,404,750
                                                                   ------------
                                                                     10,806,720
                                                                   ------------
              OTHER - 5.15%
    466,800   Westaff, Inc.+                                          2,562,732
                                                                   ------------
              TECHNOLOGY - 17.41%
    263,900   ActivIdentity Corp.+                                    1,337,973
     23,200   Analogic Corp.                                          1,302,448
    157,700   Cherokee International Corp.+                             630,800
    180,300   InFocus Corp. +                                           481,401
    368,000   Iomega Corp.+                                           1,299,040
    419,900   MagneTek, Inc.+                                         2,372,435
    728,644   SoftBrands, Inc.+                                       1,238,695
                                                                   ------------
                                                                      8,662,792
                                                                   ------------
              TELECOMMUNICATION SERVICES - 2.66%
     84,800   Broadwing Corp.+                                        1,324,576
                                                                   ------------
              UTILITIES - 5.73%
    273,000   Aquila, Inc.+                                           1,283,100
    216,500   Dynegy, Inc. - Class A+                                 1,567,460
                                                                   ------------
                                                                      2,850,560
                                                                   ------------
              TOTAL COMMON STOCK (COST $36,347,494)                  50,544,178
                                                                   ------------
              TOTAL INVESTMENTS (COST $36,347,494)* - 101.59%        50,544,178
                                                                   ------------
              OTHER ASSETS NET OF LIABILITIES - (1.59%)                (789,906)
                                                                   ------------
              NET ASSETS - 100.00%                                 $ 49,754,272
                                                                   ============

+     Non-income producing security.
ADR   American Depositary Receipt.
* Cost for Federal income tax purposes is $37,125,780 and net unrealized appreciation (depreciation) consists of:

      Gross Unrealized Appreciation                                $ 14,045,521
      Gross Unrealized Depreciation                                    (627,123)
                                                                   ------------
      Net Unrealized Appreciation                                  $ 13,418,398
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006 - (Continued)

                               PORTFOLIO HOLDINGS
                             % OF TOTAL INVESTMENTS

[The following table was represented as a pie chart in the printed material.]

                  Utilities                            5.64%
                  Capital Goods                        2.12%
                  Consumer Cyclicals                  12.48%
                  Consumer Staples                     2.87%
                  Energy                               2.92%
                  Financials                           9.65%
                  Health Care                         15.10%
                  Industrials                          3.01%
                  Materials                           21.38%
                  Other                                5.07%
                  Technology                          17.14%
                  Telecommunication Services           2.62%

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS:
  Investments in securities at market value
    (cost $36,347,494)                                             $ 50,544,178
  Receivable for Fund shares sold                                        82,270
  Interest and dividends receivable                                       4,312
  Prepaid expenses                                                       15,751
                                                                   ------------
    TOTAL ASSETS                                                     50,646,511
                                                                   ------------
LIABILITIES:
  Due to custodian                                                      704,450
  Payable for Fund shares redeemed                                       62,243
  Payable to adviser                                                      5,859
  Payable for trustees' fees and expenses                                 7,283
  Other accrued expenses                                                112,404
                                                                   ------------
    TOTAL LIABILITIES                                                   892,239
                                                                   ------------
NET ASSETS                                                         $ 49,754,272
                                                                   ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                    36,335,874
  Accumulated net realized gain (loss) on investments                  (778,286)
  Net unrealized appreciation (depreciation) of investments          14,196,684
                                                                   ------------
NET ASSETS                                                         $ 49,754,272
                                                                   ============
INVESTMENT CLASS SHARES:
  Net Assets (unlimited shares of $0.001 par beneficial
    interest authorized; 3,433,733 shares outstanding)             $ 46,186,599
                                                                   ------------
  Net asset value, offering and redemption price
    per Investment Class Share                                     $      13.45
                                                                   ------------
INSTITUTIONAL CLASS SHARES:
  Net Assets (unlimited shares of $0.001 par beneficial
    interest authorized; 254,226 shares outstanding)               $  3,567,673
                                                                   ------------
  Net asset value, offering and redemption price
    per Institutional Class Share                                  $      14.03
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                               DECEMBER 31, 2006
                                                               -----------------
INVESTMENT INCOME
  Dividends                                                       $   347,748
  Interest                                                             22,618
                                                                  -----------
TOTAL INCOME                                                          370,366
                                                                  -----------
EXPENSES
  Investment advisory fees                                            680,152
  Administration fees                                                  61,215
  Transfer agent fees
    Investment Class Shares                                           112,804
    Institutional Class Shares                                         16,047
  Distribution fees
    Investment Class Shares                                           157,543
  Accounting fees                                                      59,483
  Custodian fees                                                       19,895
  Professional fees                                                   148,034
  Registration fees                                                    46,299
  Trustees' fees and expenses                                          31,429
  Compliance services fees                                             36,912
  Miscellaneous fees                                                   87,136
                                                                  -----------
TOTAL EXPENSES                                                      1,456,949
  Fees waived and expenses reimbursed                                (177,315)
                                                                  -----------
NET EXPENSES                                                        1,279,634
                                                                  -----------
NET INVESTMENT INCOME (LOSS)                                         (909,268)
                                                                  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                           9,758,029
  Net change in unrealized appreciation
    (depreciation) of investments                                  (1,733,844)
                                                                  -----------
  Net realized and unrealized gain (loss) on investments            8,024,185
                                                                  -----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                         $ 7,114,917
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                               YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2006   DECEMBER 31, 2005
                                           -----------------   -----------------
OPERATIONS
  Net investment income (loss)                $   (909,268)       $   (967,078)
  Net realized gain (loss) on investments        9,758,029          10,819,514
  Net increase from payment by affiliate
    and other service provider                          --               1,516
  Net change in unrealized appreciation
    (depreciation) of investments               (1,733,844)         (7,959,925)
                                              ------------        ------------
  Increase (decrease) in net assets
                                              ------------        ------------
    resulting from operations                    7,114,917           1,894,027
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gains:
    Investment Class                           (11,290,626)         (8,672,721)
    Institutional Class                           (848,162)         (1,868,751)
                                              ------------        ------------
  Total distributions to shareholders          (12,138,788)        (10,541,472)
                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares subscribed:
    Investment Class                            76,340,325           8,629,573
    Institutional Class                          1,251,221             904,948
  Reinvestment of distributions:
    Investment Class                            11,021,168           8,463,918
    Institutional Class                            754,704           1,796,885
  Redemption of shares:
    Investment Class                           (85,552,148)        (30,621,231)
    Institutional Class                        (10,783,631)         (4,798,274)
                                              ------------        ------------
Increase (Decrease) in net assets
  from capital share transactions (a)           (6,968,361)        (15,624,181)
                                              ------------        ------------
  TOTAL INCREASE (DECREASE)
    IN NET ASSETS                              (11,992,232)        (24,271,626)
                                              ------------        ------------
NET ASSETS
  Beginning of period                           61,746,504          86,018,130
                                              ------------        ------------
  End of period (including accumulated
    net investment loss of $ - and
    $ -, respectively)                        $ 49,754,272        $ 61,746,504
                                              ============        ============

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

                                               YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2006   DECEMBER 31, 2005
                                           -----------------   -----------------
NET ASSETS (CONTINUED)
  (a) Transactions in capital stock were:
  Investment Class
    Shares sold                                 4,685,871            547,778
    Reinvestment of distributions                 835,570            614,663
    Shares redeemed                            (5,606,838)        (1,986,988)
                                               ----------         ----------
  Increase (Decrease) in shares outstanding       (85,397)          (824,547)
                                               ==========         ==========
  Institutional Class
    Shares sold                                    75,280             58,268
    Reinvestment of distributions                  54,848            126,720
    Shares redeemed                              (664,149)          (310,541)
                                               ----------         ----------
  Increase (Decrease) in shares outstanding      (534,021)          (125,553)
                                               ==========         ==========

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                      YEAR ENDED           YEAR ENDED
INVESTMENT CLASS                                  DECEMBER 31, 2006    DECEMBER 31, 2005
                                                  -----------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    14.26           $    16.31
                                                     ----------           ----------
Increase (decrease) from investment operations:
  Net investment loss                                     (0.21)*              (0.23)*
  Net realized and unrealized gains
    (losses) on investments                                3.51*                0.91*
                                                     ----------           ----------
NET INCREASE (DECREASE)
  FROM INVESTMENT OPERATIONS                               3.30                 0.68
                                                     ----------           ----------
  Less distributions from net realized gains              (4.11)               (2.73)
                                                     ----------           ----------
NET ASSET VALUE, END OF PERIOD                       $    13.45           $    14.26
                                                     ==========           ==========
TOTAL RETURN**                                            23.68%                4.81%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                $   46,187           $   50,171
  Ratio of expenses to average net assets:
    Before waivers and/or reimbursements                   2.13%                2.04%
    After waivers and/or reimbursements                    1.90%                1.95%
  Ratio of net investment income
    (loss) to average net assets:
    Before waivers and/or reimbursements                  (1.59)%              (1.56)%
    After waivers and/or reimbursements                   (1.35)%              (1.47)%
Portfolio turnover rate                                  131.30%               65.68%

----------
*     Calculated based on average shares outstanding during the period.
** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS - (Continued)

    YEAR ENDED           YEAR ENDED           YEAR ENDED
DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002
-----------------    -----------------    -----------------

   $    13.80           $     9.76           $    11.82
   ----------           ----------           ----------

        (0.19)*              (0.13)*              (0.14)

         2.70*                4.17*               (1.92)
   ----------           ----------           ----------

         2.51                 4.04                (2.06)
   ----------           ----------           ----------
           --                   --                   --
   ----------           ----------           ----------
   $    16.31           $    13.80           $     9.76
   ==========           ==========           ==========
        18.12%               41.39%              (17.43)%

   $   70,825           $   67,983           $   64,552

         1.89%                1.94%                1.80%
         1.86%                1.88%                1.71%

        (1.38)%              (1.32)%              (1.17)%
        (1.35)%              (1.26)%              (1.08)%
        90.58%               51.70%               50.41%

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                     YEAR ENDED          YEAR ENDED
INSTITUTIONAL CLASS                               DECEMBER 31, 2006   DECEMBER 31, 2005
-------------------                               -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    14.68         $    16.63
                                                     ----------         ----------
Increase (decrease) from investment operations:
  Net investment loss                                     (0.18)*            (0.20)*
  Net realized and unrealized gains
    (losses) on investments                                3.64*              0.98*
                                                     ----------         ----------
NET INCREASE (DECREASE)
  FROM INVESTMENT OPERATIONS                               3.46               0.78
                                                     ----------         ----------
  Less distributions from net realized gains              (4.11)             (2.73)
                                                     ----------         ----------
NET ASSET VALUE, END OF PERIOD                       $    14.03         $    14.68
                                                     ==========         ==========
TOTAL RETURN**                                            24.09%              5.31%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                $    3,568         $   11,576
  Ratio of expenses to average net assets:
    Before waivers and/or reimbursements                   2.27%              1.81%
    After waivers and/or reimbursements                    1.69%              1.70%
  Ratio of net investment income
    (loss) to average net assets:
    Before waivers and/or reimbursements                  (1.73)%            (1.35)%
    After waivers and/or reimbursements                   (1.15)%            (1.24)%
Portfolio turnover rate                                  131.30%             65.68%

----------
*     Calculated based on average shares outstanding during the period.
** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS - (Continued)

    YEAR ENDED           YEAR ENDED           YEAR ENDED
DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002
-----------------    -----------------    -----------------

   $    14.03           $     9.89           $    11.95
   ----------           ----------           ----------

        (0.16)*              (0.10)*              (0.11)

         2.76*                4.24*               (1.95)
   ----------           ----------           ----------

         2.60                 4.14                (2.06)
   ----------           ----------           ----------
           --                   --                   --
   ----------           ----------           ----------
   $    16.63           $    14.03           $     9.89
   ==========           ==========           ==========
        18.46%               41.86%              (17.24)%

   $   15,193           $   18,253           $   20,920

         1.63%                1.61%                1.49%
         1.61%                1.55%                1.44%

        (1.12)%              (0.98)%              (0.86)%
        (1.10)%              (0.93)%              (0.82)%
        90.58%               51.70%               50.41%

    The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Ironwood Isabelle Small Company Stock Fund (formerly known as ICM/Isabelle Small Cap Value Fund) (the "Fund") is a series of Ironwood Series Trust (formerly known as ICM Series Trust) (the "Trust"), which was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares, Investment Shares and Institutional Shares (collectively, the "Shares"), each of which has equal rights as to class and voting privileges. The Investment Shares have exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") and are subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 27, 1998 for the Institutional Shares). The investment objective of the Fund is to seek capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

      A. SECURITY VALUATION. Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 - (Continued)

      The Fund values securities at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the prices or values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

      B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is accrued and reported on the ex-dividend date. Interest income and expenses are accrued daily.

      C. NET ASSET VALUE PER SHARE. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the total assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

      D. FEDERAL INCOME TAXES. The Fund intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.

      For the fiscal year ended December 31, 2006, the Fund reclassified $909,268 to increase net investment income (loss), $398,091 to increase accumulated net realized loss on investments and $511,177

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 - (Continued)

      to decrease paid-in-capital. The reclassification has no impact on the net asset value of the Fund and is primarily due to net operating losses.

      As of December 31, 2006, distributable earnings on a tax basis were as follows:

            Unrealized Appreciation (Depreciation) $ 13,418,398

      The tax character of distributions paid during 2006 and 2005 were as follows:

                                          2006            2005
                                      -----------     -----------
            Ordinary Income           $   396,930     $     4,097
            Long-Term Capital Gain     11,741,585      10,537,375
                                      -----------     -----------
            Total                     $12,138,515     $10,541,472
                                      ===========     ===========

      E. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

      F. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund will require the financial institution with which the Fund enters into a repurchase agreement to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. In the event of default, the Fund may have difficulties with the disposition of any securities held as collateral.

      G. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 - (Continued)

      H. NEW ACCOUNTING PRONOUNCEMENTS. In June 2006, Financial Accounting Standards Board issued Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than June 30, 2007. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

      In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

      In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. There was no material impact of the Fund's adoption of SAB 108 on it financial condition or results of operation.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 - (Continued)

      I. USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term investments, aggregated $84,511,790 and $99,780,338, respectively, for the fiscal year ended December 31, 2006.

NOTE 3 - ADVISORY FEES, SERVICING FEES, AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - Ironwood Investment Management, LLC (formerly known as Ironwood Capital Management, LLC) ("Ironwood") serves as the investment adviser for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, Ironwood receives an investment advisory fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Pursuant to the terms of the Agreement, Ironwood is obligated for as long as the Agreement remains in effect, to limit total annual Fund operating expenses to 1.95% of the average daily net assets annually for the Investment Shares and 1.70% of the average daily net assets annually for the Institutional Shares, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the fiscal year ended December 31, 2006, advisory fees of $151,586 were waived by Ironwood.

INVESTMENT ADVISORY CONTRACT APPROVAL - On January 24, 2006, Ironwood consummated a transaction (the "Transaction") with MB Investment Partners, Inc. and MB Investment Partners and Associates LLC ("MBIPA"), pursuant to which MBIPA acquired Ironwood. The

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 - (Continued)

Transaction resulted in a change in control of Ironwood and an assignment and automatic termination of the Investment Advisory Agreement between Ironwood and the Trust, on behalf of the Fund (the "Agreement"), pursuant to the terms of the Agreement. On October 17, 2005, the Trust's Board of Trustees (the "Board") approved an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and Ironwood (the "Interim Agreement"). The Interim Agreement became effective upon closing of the Transaction and remained in effect until April 18, 2006, at which time the Fund's shareholders approved, at a special meeting, a new investment advisory agreement for a term of two years (the "New Agreement," and, collectively with the Interim Agreement and the Agreement, the "Advisory Agreements") between Ironwood and the Trust, on behalf of the Fund, also approved by the Board on October 17, 2005. The terms, including without limitation the advisory fee, of each of the Advisory Agreements, are the same in all material respects, except with respect to those terms related to duration of each Advisory Agreement, and execution and termination dates. The basis of the Board's approval of both the Interim Agreement and New Agreement is set forth in the Fund's Annual Report dated December 31, 2005.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC, ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund.

In addition, the Fund has entered into separate service and operating agreements with Charles Schwab & Co., Inc. ("Schwab") and Fidelity Capital Markets ("FCM"), whereby Schwab and FCM make shares of the Fund available to their clients in exchange for a servicing fee. These fees are included as part of the Transfer Agency fees on the statement of operations. For the fiscal year ended December 31, 2006, the Fund was reimbursed expenses of $23,716 by FCM.

The custodian, Fifth Third Bank (the "Custodian"), has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the fiscal year ended December 31, 2006, the Fund was reimbursed expenses of $2,013 by the Custodian.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 - (Continued)

DISTRIBUTOR - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Fund, the Distributor provided a Chief Compliance Officer to the Fund as well as certain additional compliance support functions ("Compliance Services") during the fiscal year ended December 31, 2006. Since February 22, 2007, the Compliance Services have been provided by Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, pursuant to a Compliance Services Agreement between Citigroup and the Fund. Neither the Distributor nor Citigroup has any role in determining the investment policies or which securities are to be purchased or sold by the Fund.

No Trustee, officer or employee of Ironwood, or Citigroup, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. Disinterested trustees received $31,429 in compensation from the Trust during fiscal year 2006.

NOTE 4 - LINE OF CREDIT

The Fund has entered into a line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. The agreement provides that the Fund may borrow up to $5,000,000. The aggregate outstanding principal amount of all loans may not exceed $5,000,000. Interest is charged to the Fund, based on its borrowings, at a rate equal to the rate of interest on overnight facilities which the Custodian is offering to other borrowers and potential borrowers of comparable financial condition on the business day that a loan is made pursuant to the agreement.

During the fiscal year ended December 31, 2006, the Fund was charged $19,522 from borrowings under the line of credit. As of December 31, 2006, the Fund had no loans outstanding under the line of credit.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 - (Continued)

NOTE 5 - DISTRIBUTION PLAN

The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Shares. Under the 12b-1 Plan, the Fund compensates the Distributor, at a fee calculated at an annual rate of up to 0.25% of the value of the average annual net assets attributable to the Investment Shares for distribution expenses borne, or paid to others, by the Distributor. For the fiscal year ended December 31, 2006, the Fund incurred $157,543 in distribution costs for Investment Shares.

NOTE 6 - PAYMENTS BY AFFILIATE & OTHER SERVICE PROVIDER

For the year ended December 31, 2005, Citigroup reimbursed the Fund to offset an accounting error. As a result, the Fund reimbursed the shareholders who placed trades during the re-evaluation period. In order to compensate the Fund for the overstated number of shares issued to subscribing shareholders during the re-evaluation period, Citigroup reimbursed the Fund for the dollar value of these shares. This amount is reflected as payment by other service provider on the Statements of Changes in Net Assets. This payment had no effect on the total return of the Fund.

NOTE 7 - OTHER INFORMATION

On December 31, 2006, 2 shareholders held approximately 48% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Ironwood Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Ironwood Isabelle Small Company Stock Fund, a series of the Ironwood Series Trust (the "Fund"), as of December 31, 2006, and the related statements of operations, and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended. The financial highlights for the three years ended December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 17, 2005 expressed an unqualified opinion on those statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ironwood Isabelle Small Company Stock Fund as of December 31, 2006, the results of its operations, changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP
Boston, Massachusetts
February 6, 2007

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006 - (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 472-6114 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 472-6114, on the Fund's website www.ironwoodfunds.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov. or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution fees with respect to Investment Shares and other Fund expenses. This example is intended to help you understand these ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006 - (Unaudited), (Continued)

= 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                           BEGINNING            ENDING           EXPENSES
                         ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING
                          JULY 1, 2006    DECEMBER 31, 2006       PERIOD*
                         -------------    -----------------    -----------
Investment Shares
Actual Return              $1,000.00          $1,137.86           $10.40
Hypothetical Return        $1,000.00          $1,015.48           $ 9.80

Institutional Shares
Actual Return              $1,000.00          $1,139.24           $ 9.17
Hypothetical Return        $1,000.00          $1,016.64           $ 8.64

----------
      * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS OF 1.93% AND 1.70% FOR INVESTMENT SHARES AND INSTITUTIONAL SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR/365 (TO REFLECT THE HALF-YEAR PERIOD).

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006 - (Unaudited), (Continued)

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 43.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 42.61% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 100% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $11,741,858 for the tax year ended December 31, 2006.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FUND TRUSTEE AND OFFICERS
DECEMBER 31, 2006 - (Unaudited)

                                          LENGTH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS            POSITION(S)      OF TIME     DURING THE PAST
AND DATE OF BIRTH        WITH THE TRUST   SERVED(1)   FIVE YEARS
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
WARREN J.                Trustee,         March       Chief Investment Officer,
ISABELLE, CFA(2)         President and    1998 to     Ironwood Investment
Ironwood Investment      Chairman of      Present     Management, LLC, August
Management, LLC          the Board,                   1997 to present. Managing
21 Custom House Street   Valuation                    Member, Ironwood
Suite 240                Committee                    Investment Management,
Boston, MA 02110         (member)                     LLC, August 1997 to
Born: January 1952                                    January 2006.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
DONALD A.                Trustee, Audit   March       Associate Professor,
NELSON, CPA              Committee,       1998 to     Department of Accounting
c/o Ironwood             Nominating       Present     and Finance, Merrimack
Series Trust             Committee,                   College, 1975 to present;
Two Portland Square      Valuation                    Certified Public
Portland, ME 04101       Committee                    Accountant, 1972 to
Born: February 1946      and Qualified                present.
                         Legal
                         Compliance
                         Committee
                         (member)

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FUND TRUSTEE AND OFFICERS
DECEMBER 31, 2006 - (Unaudited), (Continued)

                                          LENGTH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS            POSITION(S)      OF TIME     DURING THE PAST
AND DATE OF BIRTH        WITH THE TRUST   SERVED(1)   FIVE YEARS
--------------------------------------------------------------------------------
JOHN A. FIFFY            Trustee,         March       Acquisition Consultant,
c/o Ironwood             Audit            1998 to     Hewlett Packard Co.
Series Trust             Committee,       Present     (a computer hardware
Two Portland Square      Nominating                   company), 1993 to present.
Portland, ME 04101       Committee,
Born: December 1950      Valuation
                         Committee
                         and Qualified
                         Legal
                         Compliance
                         Committee
                         (member)
--------------------------------------------------------------------------------
THOMAS R.                Trustee,         May         President & CEO, Benjamin
VENABLES                 Audit            2003 to     Franklin Bank, 2002 to
c/o Ironwood             Committee,       Present     present; Self-employed
Series Trust             Nominating                   Business Consultant, 2001
Two Portland Square      Committee,                   to 2002; President & CEO,
Portland, ME 04101       Valuation                    Lighthouse Bank, 2000 to
Born: April 1955         Committee                    2001.
                         and Qualified
                         Legal
                         Compliance
                         Committee
                         (member)

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FUND TRUSTEE AND OFFICERS
DECEMBER 31, 2006 - (Unaudited), (Continued)

                                          LENGTH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS            POSITION(S)      OF TIME     DURING THE PAST
AND DATE OF BIRTH        WITH THE TRUST   SERVED(1)   FIVE YEARS
--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
GARY S. SAKS             Vice-            March       Chief Financial Officer,
Ironwood Investment      President,       1998 to     Ironwood Investment
Management, LLC          Secretary,       Present     Management, LLC, August
21 Custom House Street   Treasurer and                1997 to present. Chief
Suite 240                Chief                        Operating Officer,
Boston, MA 02110         Financial                    Ironwood Investment
Born: May 1968           Officer                      Management, LLC, August
                                                      1997 to January 2006.

----------
(1)   Term of service is indefinite.
(2) Mr. Isabelle owns a minority interest in MB Investment Partners & Associates, LLC the parent company of Ironwood Investment Management, LLC ("Ironwood" or the "Adviser") and is the portfolio manager of the Fund.

EACH TRUSTEE OVERSEES THE FUND, WHICH IS THE ONLY PORTFOLIO WITHIN THE COMPLEX. NO TRUSTEE HOLDS OTHER DIRECTORSHIPS OR TRUSTEESHIPS. THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES. THE SAI IS AVAILABLE FOR FREE, UPON REQUEST BY CONTACTING THE FUND AT
(800) 472-6114.

                      This page intentionally left blank.

                       IRONWOOD INVESTMENT MANAGEMENT, LLC
                               AND IRONWOOD FUNDS

                                THE IRONWOOD TREE
  is a small, hardy tree, which yields a very useful and solid wood. Patiently, these trees remain under the forest canopy until taller neighbors fall.
             Once given the opportunity, the Ironwood grows quickly
       to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                      IRONWOOD INVESTMENT MANAGEMENT, LLC,
          the investment manager of the Ironwood Isabelle Small Company
      Stock Fund, is an independent investment management firm specializing in investing in small company stocks.

                              Ironwood Series Trust
                               Two Portland Square
                               Portland, ME 04101
                                 1-800-472-6114

                                   DISTRIBUTOR
                           Foreside Fund Services, LLC
                         Two Portland Square, 1st Floor
                               Portland, ME 04101
                                www.foresides.com

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes informa- tion regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

FOR ACCOUNT INFORMATION, CURRENT PERFORMANCE AND PRICES, CALL 1-800-472-6114 BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M. (EASTERN TIME), MONDAY THROUGH FRIDAY.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Ironwood Series Trust (the "Registrant") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Donald A. Nelson has been approved as the "Audit Committee financial expert." The Board of Trustees of the Registrant has determined that he is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,000 in 2005 and $25,125 in 2006.

     (b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

     (c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $2,500 in 2005 and $2,800 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

     (d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, other than the services reported above.

     (e) (1) Pursuant to the Registrant's Audit Committee Charter (the "Charter"), before an auditor is engaged by the Registrant to render audit services, the Audit Committee must review and approve the engagement. In addition, the Registrant's Audit Committee must review and approve in advance any proposal that the Registrant employ its auditor to render "permissible non-audit services" (as defined in the Charter consistent with Rule 2-01(c)(4) of Regulation S-X), except as described below. The Committee must also review and approve in advance any proposal (except as set forth below) that the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant (an "Adviser-affiliated service provider"), employ the Registrant's auditor to render non-audit services, if the engagement would relate directly to the operations and financial reporting of the Registrant. As a part of its review, the Committee must consider whether the provision of such services is consistent with the auditor's independence. Pre-approval by the Committee of non-audit services is not required if: (1) (A) with respect to the Registrant, the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes no more than 5% of the total amount of revenues paid to the auditor by the Registrant during the fiscal year in which the services are provided or (B) with respect to the adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Registrant, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below). The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Registrant, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to Registrant's fund administrator, who will ensure that the appropriate disclosure is made in the Registrant's periodic reports and other documents as required under the federal securities laws.

     (e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable as less than 50%.

     (g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $2,500 in 2005 and $2,800 in 2006. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

     (h) The Registrant's Audit Committee has considered whether the provision of any non-audit services rendered to the investment adviser, to the extent applicable, that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

     (a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Ironwood Series Trust

By /s/ Warren J. Isabelle
   ------------------------------
   Warren J. Isabelle, President

Date  March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Warren J. Isabelle
   ------------------------------
   Warren J. Isabelle, President

Date  March 8, 2007

By  /s/ Gary S. Saks
    -----------------------------
    Gary S. Saks, Treasurer

Date  March 8, 2007